Exhibit 24

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman and Matthew C. Dow, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation 2011 Incentive Performance Award Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Nolan D. Archibald
NOLAN D. ARCHIBALD Director

July 21, 2011

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman and Matthew C. Dow, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation 2011 Incentive Performance Award Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Rosalind G. Brewer
Rosalind G. Brewer Director

July 21, 2011

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman and Matthew C. Dow, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation 2011 Incentive Performance Award Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ David B. Burritt
DAVID B. BURRITT Director

July 20, 2011

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman and Matthew C. Dow, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation 2011 Incentive Performance Award Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ James O. Ellis, Jr.
JAMES O. ELLIS, JR. Director

July 20, 2011

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman and Matthew C. Dow, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation 2011 Incentive Performance Award Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Thomas J. Falk
THOMAS J. FALK Director

July 25, 2011

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman and Matthew C. Dow, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation 2011 Incentive Performance Award Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Gwendolyn S. King
GWENDOLYN S. KING Director

July 21, 2011

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman and Matthew C. Dow, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation 2011 Incentive Performance Award Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ James M. Loy
JAMES M. LOY Director

July 26, 2011

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman and Matthew C. Dow, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation 2011 Incentive Performance Award Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Douglas H. McCorkindale
DOUGLAS H. McCORKINDALE Director

July 25, 2011

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman and Matthew C. Dow, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation 2011 Incentive Performance Award Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Joseph W. Ralston
JOSEPH W. RALSTON Director

July 26, 2011

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman and Matthew C. Dow, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation 2011 Incentive Performance Award Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Anne Stevens
ANNE STEVENS Director

July 25, 2011

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman and Matthew C. Dow, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation 2011 Incentive Performance Award Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Robert J. Stevens
ROBERT J. STEVENS Chairman, Chief Executive Officer, and Director

July 27, 2011

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman and Matthew C. Dow, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation 2011 Incentive Performance Award Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Bruce L. Tanner
BRUCE L. TANNER Executive Vice President and Chief Financial Officer

July 27, 2011

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman and Matthew C. Dow, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation 2011 Incentive Performance Award Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Christopher J. Gregoire
CHRISTOPHER J. GREGOIRE Vice President and Controller (Chief Accounting Officer)

July 27, 2011